State Street Bank and Trust Company
Lafayette Corporate Center
Legal Division  LCC/2S
2 Avenue de Lafayette
Boston,  MA 02111

         Re:  LIBERTY VARIABLE INVESTMENT TRUST

Ladies and Gentlemen:

This is to advise you that, effective on April 14, 2003, Liberty Variable Investment Trust ("the Fund") will establish three new series of shares to be known as Liberty Equity Fund, Variable Series, Columbia Real Estate Equity Fund, Variable Series and Columbia High Yield Fund, Variable Series. In accordance with the Additional Portfolios provision of Section 18 of the Custodian Agreement, dated as of October 10, 2001, as amended, between the Fund (as well as each entity set forth on Appendix A thereto) and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the new series under the terms of the aforementioned contract.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one copy for your records.

                              Sincerely,

                              LIBERTY VARIABLE INVESTMENT TRUST
                              on behalf of:
                              Liberty Equity Fund, Variable Series
                              Columbia Real Estate Equity Fund, Variable Series Columbia High Yield Fund, Variable Series


                              By:/s/J. Kevin Connaughton

                              Name:J. Kevin Connaughton

                              Title:Treasurer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:/s/Joseph L. Hooley
Name:  Joseph L. Hooley
Title: Executive Vice President          Effective Date:April 14, 2003

                                   Appendix A
                               Custodian Agreement


LIBERTY FUNDS TRUST I                                       EFFECTIVE DATE

     Liberty High Yield Securities Fund                        10/24/01
     Liberty Strategic Income Fund                             10/24/01
     Liberty Tax-Managed Growth Fund                           10/10/01
     Liberty Tax-Managed Growth Fund II                        10/10/01
     Liberty Tax-Managed Value Fund                            10/10/01
     Liberty Tax-Managed Aggressive Growth Fund                10/10/01


LIBERTY FUNDS TRUST II

     Liberty Newport Japan Opportunities Fund                  10/24/01
     Liberty Newport Greater China Fund                        10/24/01
     Liberty Money Market Fund                                 10/10/01


LIBERTY FUNDS TRUST III

     Liberty Select Value Fund                                 10/10/01
     The Liberty Fund                                          10/24/01
     Liberty Newport Global Equity Fund                        10/24/01
     Liberty Federal Securities Fund                           10/24/01
     Liberty Contrarian Income Fund                            10/10/01
     Liberty Intermediate Government Income Fund               11/25/02
     Liberty Quality Plus Bond Fund                            11/25/02
     Liberty Corporate Bond Fund                               11/25/02

LIBERTY FUNDS TRUST IV

     Liberty Tax-Exempt Fund                                   10/17/01
     Liberty Tax-Exempt Insured Fund                           10/17/01
     Liberty Utilities Fund                                    10/10/01
     Liberty Municipal Money Market Fund                       10/10/01

                                   Appendix A
                         Custodian Agreement (continued)


LIBERTY FUNDS TRUST V                                       EFFECTIVE DATE

     Liberty California Tax-Exempt Fund                        10/17/01
     Liberty Connecticut Tax-Exempt Fund                       10/17/01
     Liberty Massachusetts Tax-Exempt Fund                     10/17/01
     Liberty New York Tax-Exempt Fund                          10/17/01
     Liberty New Jersey Intermediate Municipal Bond Fund       11/18/02
     Liberty New York Intermediate Municipal Bond Fund         11/25/02
     Liberty Rhode Island Intermediate Municipal Bond Fund     11/18/02
     Liberty Florida Intermediate Municipal Bond Fund          11/18/02
     Liberty Pennsylvania Intermediate Municipal Bond Fund     11/25/02
     Liberty Connecticut Intermediate Municipal Bond Fund      11/18/02
     Liberty Massachusetts Intermediate Municipal Bond Fund    12/09/02
     Liberty Large Company Index Fund                          12/09/02
     Liberty U.S. Treasury Index Fund                          11/25/02
     Liberty Small Company Index Fund                          11/25/02
     Liberty Intermediate Tax-Exempt Bond Fund                 11/25/02

LIBERTY FUNDS TRUST VI

     Liberty Small-Cap Value Fund                              10/10/01
     Liberty Growth & Income Fund                              10/10/01
     Liberty Newport Asia-Pacific Fund                         10/24/01


LIBERTY FUNDS TRUST VII

     Liberty Newport Tiger Fund                                10/24/01
     Liberty Newport Europe Fund                               10/24/01


CLOSED END FUNDS

     Colonial Intermediate High Income Fund                    10/24/01
     Colonial InterMarket Income Trust I                       10/24/01
     Colonial Insured Municipal Fund                           10/17/01
     Colonial California Insured Municipal Fund                10/17/01
     Colonial New York Insured Municipal Fund                  10/17/01
     Colonial Municipal Income Trust                           10/17/01
     Colonial Investment Grade Municipal Trust                 10/17/01
     Colonial High Income Municipal Trust                      10/17/01

                                   Appendix A
                         Custodian Agreement (continued)


LIBERTY VARIABLE INVESTMENT TRUST                             EFFECTIVE DATE
     Liberty Growth & Income Fund, VS (changed name from         10/10/01
     Colonial U.S. Growth & Income Fund, VS on 04/07/03)
     Colonial Small Cap Value Fund, VS                           10/10/01
     Liberty All-Star Equity Fund, VS                            10/17/01
     Liberty Select Value Fund, VS                               10/10/01
     Liberty S&P 500 Index Fund, VS                              10/10/01
     Colonial Strategic Income Fund, VS                          10/24/01
     Columbia International Fund, VS (changed name from          10/24/01
       Colonial International Fund for Growth, VS on 04/07/03)
     Newport Tiger Fund, VS                                      10/24/01
     Liberty Equity Fund, VS                                     04/14/03
     Columbia High Yield Fund, VS                                04/14/03
     Columbia Real Estate Equity Fund, VS                        04/14/03

     Liberty All-Star Growth Fund, Inc.                          10/17/01
     Liberty All-Star Equity Fund                                10/17/01


LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
     Liberty (formerly Stein Roe) Global Thematic Equity Fund 10/10/01 Liberty (formerly Stein Roe) European Thematic Equity Fund 10/10/01
     Liberty (formerly Stein Roe) Growth Stock Fund              10/10/01
     Liberty (formerly Stein Roe)Young Investor Fund             10/10/01
     Liberty Asset Allocation Fund                               11/18/02
     Liberty Strategic Equity Fund                               11/25/02
     Liberty Large Cap Core Fund                                 12/09/02
     Liberty Equity Value Fund                                   11/25/02
     Liberty Small Cap Fund                                      11/18/02
     Liberty Small Company Equity Fund                           11/18/02
     Liberty Equity Growth Fund                                  11/18/02
     Liberty International Equity Fund                           11/18/02

LIBERTY-STEIN ROE FUNDS TRUST
     Stein Roe Institutional Client High Yield Fund              10/10/01

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
     Liberty (formerly Stein Roe) Managed Municipals Fund        10/10/01
     Liberty (formerly Stein Roe) High Yield Municipal Fund      10/10/01

LIBERTY-STEIN ROE ADVISOR TRUST



                                   Appendix A
                         Custodian Agreement (continued)

LIBERTY-STEIN ROE FUNDS INCOME TRUST                          EFFECTIVE DATE
     Liberty (formerly Stein Roe) Income Fund                   10/10/01
     Liberty (formerly Stein Roe) Intermediate Bond Fund        10/10/01


SR&F BASE TRUST


Liberty Floating Rate Fund                                      10/10/01


Liberty-Stein Roe Institutional Floating Rate Income Fund       10/10/01


Stein Roe Floating Rate Limited Liability Company               10/10/01

                                   Appendix A
                         Custodian Agreement (continued)


STEINROE VARIABLE INVESTMENT TRUST                              EFFECTIVE DATE
  Liberty Asset Allocation Fund, VS (changed its name from         10/10/01
    Stein Roe Balanced Fund, VS on 04/07/03)
  Stein Roe Growth Stock Fund, VS                                  10/10/01
  Liberty Small Company Growth Fund, VS (changed its name from     10/10/01
    Stein Roe Small Company Growth Fund, VS on 04/14/03)
  Liberty Money Market Fund, VS (changed its name from             10/10/01
    Stein Roe Money Market Fund, VS)
  Liberty Federal Securities Fund, VS                              10/10/01


FOR THE ABOVE FUND PARTIES                  STATE STREET BANK AND TRUST COMPANY




By:    /s/J. Kevin Connaughton              By:     /s/Joseph L. Hooley

Name:  J. Kevin Connaughton                 Name:   Joseph L. Hooley
       --------------------                         ----------------------------

Title: Treasurer                            Title:  Executive Vice President
       ---------                                    ------------------------



Date:    April 14, 2003
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